Lehman Brothers Power Conference  September 3, 2008  Exhibit 99.2

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Management Focus  • Operational execution  • Financial discipline  • Strategic foresight  • Delivering on promises  • Growing shareowner value  2

 Current Hedge Positions -Electricity and Fuel  3  2008 2009 2010 2010  Baseload  Electricity Sales East 98% 97% 69% 81%  West 100% 83% 68% 68%  Total 99% 94% 69% 79%  Uranium 100% 100% 100%  Coal  East 100% 97% 88%  West 100% 100% 100%  Total 100% 98% 91%  Unhedged Coal – (million tons)  Montour & Brunner Island 0.0 0.0 0.8  Keystone & Conemaugh 0.1 0.2 0.3  Note: As of 8/26/2008

 East Coal Risks and Hedging Approach  Volume Risk PPL Approach  Expected Power Plant  Consumption  Mix of short and long-term contracts and spot purchases;  diverse suppliers and markets  Non-delivery or delayed  delivery  • Maintain inventory at power plants  • Non-performance provisions in contract  Price Risk PPL Approach  Base price fixed 81% fixed base price – 2008; 65% fixed base price – 2009  Base price not fixed Contract collars with max price to limit exposure  Transportation • Long-term contracts with railroads  • Own >1700 rail cars  Diesel oil surcharge (mine  production and rail)  Purchase oil hedge contracts to cover 50% -100% of  exposure  New government regulations  for mines  No ability to hedge; costs are added to Base price   4

 Current East Coal Contracts -Base Prices  $35  $40  $45  $50  $55  min collar price  fixed base price  max collar price  2008 2009 2010  5  Weighted  Average  $/Ton  at Mine  Base Prices for Wholly Owned Plants*  *East wholly owned plants include Montour & Brunner Island but not Keystone & Conemaugh.  **Excludes contracts subject to mining-related oil surcharges and/or price collars.  Note: As of 8/26/2008  11%16%12%% Diesel Surcharge  54%19%7%% Collars  35%65%81%% Fixed Base Price**

 Expansion of Generation Portfolio  • Acquired long-term tolling agreement of 664 MW natural-gas combined-cycle plant in PJM  • Susquehanna Unit 1 uprate, phase 1, is now complete  • Susquehanna Unit 2 uprate following Spring 2009 refueling outage  • Progressing on other announced uprate and hydro expansion projects  • Increased investment in renewable energy projects  • Exploring the option of a new nuclear unit  6

 Requirements for New Nuclear Development  • Expansion of Federal loan guarantee  program  • Timely approval of reference COLA by  NRC  • Timely execution and cost performance  from EdF on Flamanville  Carbon legislation would enhance the  potential economics  7

 Renewable Energy Development  • Objective: Generate Renewable Energy Credits (RECs) and improve carbon footprint  • Large Projects:  – Holtwood Hydro expansion project:  • 125MW, completion in 2012  – Maine and Montana Hydro expansion projects:  • 31MW, completion in 2009, 2011  – Developing utility scale solar projects (5 MW+)  • Smaller Projects:  – Distributed generation approach with projects on customer sites  – Diversified portfolio of solar, biogas and biomass projects  – 30MW in operation and construction  Renewable Energy Park  Pennsauken, NJ  8

 Pennsylvania Update  • PUC approved PPL Rate Stabilization Plan  • House session scheduled September 15 – November 25  (16 working days)  • Senate session scheduled September 16 – October 8  (9 working days)  • Open energy issues that may be addressed  – Conservation  – Demand Side Management  – Procurement  – Mitigation  • Next RFP bids for 2010 procurement due September 29 and PUC approval expected October 1  9

 PPL Electric Utilities Procurement Plan  for 2011 and Beyond  • PPL filed procurement plan with PUC on August28; review expected to take seven months  • Purchase electricity supply for 2011 to mid-2014four times a year, beginning 3Q 2009  • Solicit supply contracts for 12-and 24-month  increments and spot purchases  • For residential and small business customers –  90% of supply from fixed-price contracts, 10% from spot purchases  • Large commercial and industrial customers supply purchased on hourly basis in open market  10

 Transmission Expansion  11  Susquehanna-Roseland Line

 $2.00  $2.50  $3.00  $3.50  $4.00  $4.50  $5.00  2007A* 2008* 2010  Long-Term Fundamentals Remain Intact  Forecast  12  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.17  $2.27  $4.00  $4.60  Per Share

 PPL

 Market Prices  EAST   PJM  On-Peak  Off-Peak  ATC (3)   WEST   Mid-Columbia   On-Peak  Off-Peak  ATC (3)   GAS (4)  NYMEX  TZ6NNY   PJM MARKET  HEAT  RATE (5)   Actual Forward (1) At 10/2007(2)  2007 2008 2009 2010 2010  9.4  $7.78  $6.86  $51  $45  $57  $57  $43  $73  8.8  $9.04  $8.08  $60  $53  $67  $64  $51  $79  8.38.18.0  $12.68$13.96$12.93  $11.24$12.47$11.75  $84$92$82  $72$81$71  $93$101$91  $87$95$84  $71$78$66  $105$114$104   (1) Market prices based on the average of broker quotes as of 6/30/2008.  (2) Prices at 10/2007 when 2010 earnings forecast of $4.00-$4.60 was developed.  (3) 24-hour average.  (4) NYMEX and TZ6NNY forward gas prices on 6/30/2008.  (5) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1

 Key Driver of Fleet Value: Open EBITDA  A-2  2010E  Generation Output -millions of MWH 56.2  Implied Gross Margin -millions * 4,299 $  O&M -millions (814) $  Open EBITDA -millions $ 3,485  Below-Market Value of Hedges -millions * (738) $  * Based on forward market prices as of June 30, 2008

 PPL Supply Business Overview  2008E  Production GWH  A-3  Gas/Oil  33%  Coal  37%  Nuclear  19%  Hydro8%  QFs 3%  2008E  Installed Capacity MW  Gas/  Oil  6%  Coal  54%  Nuclear  32%  Hydro  8%

 Proactive Coal Supply Management Supports Growth in Margins  Projected 2009*  Central PA  14%  PRB  6%  Montana  Mine-mouth  21%  Central  Appalachia  5%  Northern  Appalachia52%  Illinois  Basin  2%  A-4  • Supply region diversity  • Fleet trains (>1700 cars)  Central PA  11% PRB  7%  Montana  Mine-mouth  23%  Central  Appalachia  3%  Northern  Appalachia55%  Illinois  Basin  1%  Projected 2010*  *Based on existing contracts only

 0 20 40 60 80 100 120  2009  2009  2010  $/MWH  Shaped Energy & Capacity Including Congestion Other Adders Line Losses GRT  Load-following Components Example  A-5  Total  $105 $82.00*  $45.47 Total  $51.23  * Shaped price based on $63/MWH ATC energy price, $150/MW-Day capacity price, and congestion.  $48.29 Total  $54.41  Residential and Small C&I  Residential and Small C&I  All Customers  50.20  $10  Volumetric  Risk  Credit Ancillary  Green  $8 $5

 PPL’s Generation Portfolio  Total Domestic Generation: 11,358 MW  Planned Uprate Projects:  331 MW  * Reflects reduction of 60 MW expected loss due to increased  plant usage during scrubber operation.  Coal 3,483*  Nuclear 2,117  Oil 1,795  Gas 1,503  Hydro 343  CTs 474  QFs 356  East 10,071 MW*  Coal 683  Hydro 604  West 1,287 MW  Coal Uprate (2008) 6  Hydro Uprate (2011) 28  Nuclear Uprate (2008-2010) 143  Hydro Uprate (2009, 2011) 128  Coal Uprate (2008-2009) 26  *  A-6

 Nuclear Development Schedule  2009 (Estimate) Order Long Lead-Time Materials  2017 to 2019 (Estimate) Commercial Operation  2012 to 2013 (Estimate) Begin Construction  2012 (Estimate) NRC Approval of COLA  Sept. 2008 (part I)  Dec. 2008 (part II)  Submit DOE Loan Application  Oct. 2008Submit COLA  PPL has not yet decided to move forward with construction.  A-7

 2007 Synfuel and Divested Assets  Ongoing Earnings Contributions  A-8  Synfuel Q1 Q2 Q3 Q4 2007  Synfuel Earnings $0.07 $0.01 $0.02 $0.04 $0.14  Fuel Costs 0.01 0.01 0.01 0.01 0.04  Total Synfuel Contribution $0.08 $0.02 $0.03 $0.05 $0.18  Net Impact of Asset Divestitures $0.03 $0.03 $0.02 $0.00 $0.08

 Millions  $1,043 $1,030  $824 $750 $692  $514  $302 $281  $305 $404 $521  $511  $340 $298  $327 $336 $343  $351  $0  $400  $800  $1,200  $1,600  $2,000  2007A 2008E 2009E 2010E 2011E 2012E  Supply PA Delivery International Delivery  $1,685  $1,556  $1,376  $1,490$1,456  $1,609  Capital Expenditures by Segment  A-9  *Does not include capital expenditures for the outage at Montour Unit 1, which is expected to be $20 million.

Reconciliation of PPL's Reported Earnings and Earnings from Ongoing Operations

	Forecast		Actual	
	High	Low		
	2008	2008	2007	2006
Per Share Earnings from Ongoing Operations	$2.27	$2.17	$2.60	$2.25
Special items (net of taxes):				
MTM adj's from energy-related, non-trading economic hedges	0.14	0.14	0.08	(0.03)
Reversal of cost recovery - Hurricane Isabel				(0.02)
Impairment of synfuel-related assets				(0.01)
Sale of interest in Griffith				(0.04)
Reduction in Enron reserve				0.03
Off-site remediation of ash basin leak				0.02
PJM billing dispute				0.01
Realization of benefits related to Black Lung Trust assets				0.05
Susquehanna workforce reduction				(0.01)
Impairment of nuclear decom. trust investments	(0.01)	(0.01)		(0.01)
Sale of Latin American businesses			0.67	
Sale of domestic telecommunication operations			(0.06)	
Sale of gas and propane businesses			(0.11)	
Settlement of Wallingford cost-based rates			0.09	
Impairment of certain transmission rights			(0.04)	
Change in U.K. tax rate			0.14	
Workforce reductions			(0.02)	
Synfuel tax adjustment	(0.04)	(0.04)		
Colstrip groundwater litigation	(0.01)	(0.01)		
	0.08	0.08	0.75	(0.01)
Reported Earnings Per Share	$2.35*	$2.25*	$3.35	$2.24

Note: Per share amounts are based on diluted shares outstanding.

* Reflects special items recorded through June 30, 2008.

A-10

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Tax-Exempt Bonds*	Aaa	AAA	
Senior Notes	Baa2	BBB	BBB+
Commercial paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds**	Aa3/Baa1***	AA/A***	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

* Letter of Credit-Backed Security
** Insured Security
*** Ratings may differ for each issuance due to differences on Bond Insurer Ratings

A-11

ppl

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	POSITIVE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		STABLE	POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	POSITIVE

A-12

ppl

PPL Facts

PPL Corporation (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa. The Company's diversified corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and regulatory relations. The strategy is carried out through four principal subsidiaries:

PPL EnergyPlus, which markets energy in key U. S. markets.

PPL Generation, which operates more than 11,000 megawatts of electricity generating capacity in Pennsylvania, Montana, Maine, Illinois, New York and Connecticut, with an additional 331 megawatts of planned upgrade projects.

PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.

PPL Global, which delivers electricity to 2.6 million customers in the United Kingdom.

Security Ratings

	Moody's	S&P	Fitch
PPL Corp.			
Corporate Credit Rating	Baa2	BBB	BBB
PPL Capital Funding, Inc.			
Senior Unsecured Debt	Baa2	BBB-	BBB
PPL Electric Utilities Corp.			
First Mortgage Bonds	A3	A-	A-
Senior Secured Bonds	A3	A-	A-
PPL Energy Supply			
Senior Unsecured Notes	Baa2	BBB	BBB+
WPD Holdings Limited			
Senior Unsecured Debt	Baa3	BBB-	BBB
WPD Operating Cos.			
Senior Unsecured Debt	Baa1	BBB+	A-

See a complete list of all PPL rated companies in the appendix

Contacts

Timothy J. Paukovits
Director-Investor Relations
Phone: (610) 774-4124
Fax: (610) 774-5106
tjpaukovits@pplweb.com

Joseph P. Bergstein, Jr.
Financial Specialist
Phone: (610) 774-5609
Fax: (610) 774-5106
jpbergstein@pplweb.com

www.pplweb.com

A-13

PPL Facts (cont.)  Financial and Operating Information  Note: See Appendix for the reconciliation of reported earnings per share and earnings from ongoing operations.  ii (Unaudited)  ($ in millions, except per share amounts) 12 Months Ended  June 2008 June 2007  Common Equity $5,183 $5,369  Preferred Securities of a Subsidiary 301 301  Short-Term Debt 491 96  Long-Term Debt 7,690 7,584  Total Capitalization $13,665 $13,350  Total Assets $23,901 $20,006  Operating Revenues $5,929 $6,235  Reported Earnings Per Share -Diluted $3.14 $2.45  Earnings Per Share From Ongoing Operations – Diluted $2.42 $2.32  Market Price Per Share $52.27 $46.79  Book Value Per Share $13.84 $13.95  ROE – Reported 22.16% 18.52%  ROE – Earnings From Ongoing Operations 17.81% 17.49%  Common Shares Outstanding (thousands)  End of Period 374,519 384,925  Average – Diluted 379,018 388,664  Annualized Dividend Rate $1.34 $1.22  Dividend Payout -Diluted, using annualized dividends  Reported Earnings Per Share 43% 50%  Earnings Per Share From Ongoing Operations 55% 53%  Electric Energy Sales – Domestic (millions of kWh)  Retail Deliveries 38,171 37,522  Retail Supply 40,364 39,622  Wholesale Supply  East 24,468 18,327  West 15,437 12,942  Net System Capacity (thousands of KW) 11,454 11,556  A-14

 Forward-Looking Information Statement  A-15  Statements contained in this presentation, including statements with respect to future earnings, energy prices,  margins, sales and supply, marketing performance, growth, revenues, expenses, rates, regulation, cash flows,  credit profile, financing, dividends, business disposition, corporate strategy, capital additions and expenditures,  and generating capacity and performance, are “forward-looking statements” within the meaning of the federal  securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these  forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and  actual results may differ materially from the results discussed in the statements. The following are among the  important factors that could cause actual results to differ materially from the forward-looking statements: market  demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and  operating costs; competition in power markets; the effect of any business or industry restructuring; the  profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new  interpretations or applications of existing requirements; operating performance of plants and other facilities;  environmental conditions and requirements and the related costs of compliance, including environmental capital  expenditures and emission allowance and other expenses; system conditions and operating costs; development  of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions;  any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of  necessary government permits, approvals and rate relief; capital market conditions and decisions regarding  capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its  subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the  market prices of equity securities and the impact on pension income and resultant cash funding requirements for  defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political,  regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries  conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities;  foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the  commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should  be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other  reports on file with the Securities and Exchange Commission.

 Definitions of Financial Measures  A-16  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits  or gains that are unusual or nonrecurring. Special items also include the mark-to-market impact of energy-related,  non-trading economic hedges and impairments of securities in PPL’s nuclear decommissioning trust funds. The  mark-to-market impact of these hedges is economically neutral to the company because the mark-to-market  gains or losses on the energy hedges will reverse as the hedging contracts settle in the future. Earnings from  ongoing operations should not be considered as an alternative to reported earnings, or net income, which is an  indicator of operating performance determined in accordance with generally accepted accounting principles  (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and  meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion  in making their investment decisions. PPL’s management also uses earnings from ongoing operations in  measuring certain corporate performance goals. Other companies may use different measures to present  financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net,  as well as the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends  should not be considered as an alternative to cash flow from operations, which is determined in accordance with  GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important  measure to both management and investors since it is an indicator of the company’s ability to sustain operations  and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other  companies may calculate free cash flow before dividends in a different manner.